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                                                                    EXHIBIT 23.4


             Consent of BDO Seidman, LLP, Independent Accountants


     We hereby consent to the use in the Registration Statement on Form S-8 of Catalytica, Inc., of our report dated July 23, 1999, relating to the consolidated financial statements of Wyckoff Chemical Company, Inc., which is incorporated by reference in the registration statement.

BDO Seidman, LLP

/s/ BDO Seidman, LLP
--------------------

Kalamazoo, Michigan
September 21, 1999